As filed with the Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05684

Alpine Equity Trust

(Exact name of registrant as specified in charter)

615 East Michigan Street 3rd Floor Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, NY 10577

(Name and address of agent for service)

1-888-785-5578

Registrant’s telephone number, including area code

Date of fiscal year end: 10/31/2007

Date of reporting period: 04/30/2007

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT
APRIL 30, 2007

Alpine

        REAL ESTATE FUNDS

Alpine U.S. Real Estate Equity Fund
Alpine Realty Income & Growth Fund
Alpine International Real Estate Equity Fund

EQUITY MANAGER REPORTS

Alpine U.S. Real Estate Equity Fund

Alpine Realty Income & Growth Fund

Alpine International Real Estate Equity Fund

Alpine U.S. Real Estate Equity Fund

Alpine US Real Estate Equity Fund

Wilshire Real Estate Securities Index

S&P 500 Index - Divs Reinvested

$67,427

$64,601

$41,087

V

alue of a $10,000 Investment

Apr 30

07

Apr 30

06

Apr 30

05

Apr 30

04

Apr 30

03

Apr 30

02

Apr 30

01

Apr 30

00

Apr 30

99

Apr 30

98

Apr 30

97

Apr 30

96

Apr 30

95

Apr 30

94

Sep 1

93

$0

$10,000

$20,000

$30,000

$40,000

$50,000

$60,000

$70,000

$80,000

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus similar investments in the Fund’s benchmark’s. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Wilshire Real Estate Securities Index, the Lipper Real Estate Funds Average and the S&P 500 Index are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the U.S. Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/07

	6 Months (1)	1 Year	3 Year	5 Year	10 Year	Since Inception (9/1/1993)

Alpine U.S. Real Estate Equity Fund	3.35%	-4.09%	12.77%	17.06%	15.45%	14.99%

Wilshire Real Estate Securities Index	6.25%	26.68%	30.87%	22.65%	15.63%	14.63%

S&P 500 Index	8.60%	15.24%	12.25%	8.54%	8.05%	10.90%

Lipper Real Estate Funds Average	7.82%	25.50%	28.11%	21.88%	15.13%	13.66%

Lipper Real Estate Fund Rank	N/A	264/264	200/204	130/136	23/48	3/7

(1) Not annualized. The NASD does not recognize rankings for less than one year.

Alpine U.S. Real Estate Equity Fund

Portfolio Distributions* (Unaudited)

Other Diversified  3.9%

Apartments  6.1%

Retail  6.5%

Finance  6.7%

Office  12.0%

Homebuilder 20.1%

Lodging  44.8%

Top 10 Holdings* (Unaudited)

1.	Florida East Coast Industries, Inc.	9.34%
2.	Hilton Hotels Corp.	7.68%
3.	Starwood Hotels & Resorts Worldwide, Inc.	7.31%
4.	Alexander’s, Inc.	6.46%
5.	Champion Enterprises, Inc.	6.23%
6.	Sunrise Senior Living, Inc.	6.07%
7.	Orient-Express Hotels Ltd.-Class A	6.63%
8.	DiamondRock Hospitality Co.	5.89%
9.	Ashford Hospitality Trust	4.73%
10.	Sunstone Hotel Investors, Inc.	3.97%

*

Portfolio holdings and sector distributions are as of 4/30/07 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

Commentary

Dear Investor:

We are pleased to present the semi-annual report for the Alpine U.S. Real Estate Equity Fund. The closing NAV on April 30, 2007 was $36.41. This represented a total return of 3.35% for the six-month interim period. We have rebalanced the portfolio, and this began to provide better relative performance in comparison with the Wilshire Real Estate Index since the end of January. We believe that the relative strength may become even more apparent to investors who study our performance following the end of April. We are also beginning to find opportunities in the market place for value oriented investors as the weight of capital which lifted all boats in the commercial REIT sector has begun to ebb. We believe this will lead to a more critical evaluation of these companies. For example, REITs which are not currently covering their dividend with internally generated funds from operations may see their share prices penalized. The market may also penalize companies which offer little growth above a stable dividend. This may lead to widening of the price multiple spread between the superior and lesser companies. In turn, this may create interesting merger and acquisition opportunities for opportunistic investors.

We continue to find undervaluation in the hotel sector. This is especially true amongst the high quality brands such as Hilton, Starwood and Marriott which not only own significant assets, but will derive continued growth potential as their pipelines of new hotels come on stream. Over 30% of these companies revenues are coming from operations abroad and 50% of future growth could be generated internationally. We remain quite confident of the long-term earning power for these companies, which is not reflected in the cyclical multiple at which their shares are valued.

Speaking of cycles, clearly the housing cycle continues to remain under pressure. Single-family home sales in the U.S. have fallen by 21% from the September 2005 peak through April of this year. The inventory of new homes for sale has increased by 10.5% over this period, while median home prices declined by 4.7% and the average home price is basically flat, down 0.17%. Since the new home market constitutes roughly 16% of the total housing market, it is important to also understand the greater context of the existing resale market’s performance. Existing home sales for the same period of September 2005 through April 2007 registered a decline of -16.2%. During this time, median prices fell by 2.7% and average prices declined by 0.77%. In stark contrast to the new home sale market, the number of existing homes for sale, a measure of inventory, grew by 49.8% to roughly 2.6 million homes.

These figures are all very important because they give us some clue as to the direction and velocity of the housing market. Existing home inventories have continued to deteriorate to record levels while builders have actually been able to control the supply of new homes on the market through a 40.2% reduction in the number permits issued to build new homes. This has helped to bring new home inventories down by 5.5% since July of 2006. The current level of homes on the market suggest that the overhang of both new and existing home inventory will not start to be absorbed until later this year at the earliest, assuming a relatively stable level of

Alpine U.S. Real Estate Equity Fund

demand. Another indicator of market conditions has been the cancellation rate for existing home orders in the backlogs of builders. Historically, cancellations vary over a range of 15% - 25%, depending on local and specific factors. By comparison, cancellations peaked in the fourth quarter of 2006 at over 50% for many builders. We believe cancellation rates are now coming down to the 25% - 35% range, suggesting that the housing market may be normalizing. It is worth noting that home prices have not deteriorated appreciably on a nationwide basis, although clearly we have seen evidence of double-digit declines in more challenged markets and regions. We believe many builders will still be challenged by the costs of layoffs and inventory write-downs as we enter the summer. However, the stocks may begin to perform better once the market believes that bottom has been reached for the sector.

Bob Gadsden’s investor letter covering the Alpine Realty Income & Growth Fund, gives a detailed discussion of many of the issues which have impacted the commercial property market and current REIT valuations. We will not reiterate many of his points other than to say that conditions remain healthy, and in selected markets are indeed vibrant, yet valuations continue to be demanding. That said, after the current correction, we think a new phase in the market will begin to separate the premier companies from generic competitors. This should create opportunities for our portfolio, permitting us to invest in quality companies at more attractive prices and find undervalued investment opportunities in some companies.

Portfolio Focus

Over the past year, we have been rebalancing the sector and stock weighting within the portfolio. With regard to the Fund’s top ten holdings, as of April 2007, only two stocks had been displaced since the end of last October. Significant shifts in the positioning of stocks within the portfolio and the overall balance by property type has notably adjusted. No longer are Toll Brothers or Lennar major constituents of the portfolio. Indeed, homebuilders have been reduced from 32.8% of the portfolio to 20.1% over the past six months. In fact, the largest so called homebuilder position, is in fact a manufactured homes company. Champion Enterprises which constitutes 6.5% of the portfolio. It is a play on the consolidation of this sector which has been forced to restructure over the past decade. Champion’s closest competitor, Clayton Homes, is a subsidiary of Berkshire Hathaway, Inc. We believe manufactured homes will become increasingly important to the low priced segment given the withdrawal of cheap mortgages in the aftermath of the subprime lending crises.

Performance Highlights

Florida East Coast Industries (FLA) was the largest holding in the Fund, represented 9.3% of the portfolio at its closing price of $70.51 on April 30th. On May 8, Florida East Coast agreed to a takeover offer of $84.00 per share from Fortress Investment Group. The stock had already generated a greater than 16% total return since the end of the prior period and the offer price was approximately 19% higher. We began accumulating a position in Florida East Coast in 2002 when the stock traded in the low $20’s per share. In addition to its strategic railroad lines, the company accumulated significant office and industrial park capacity which had not been fully appreciated by the investment community because this company was not structured as a REIT. Another non-REIT real estate play which performed well for the Fund was Sunrise Senior Living which gained 24.31% during this period. The hotel sector contributed significantly to the Fund’s performance during the period with gains of 31.78% from Orient Express Hotels, 17.68% from Hilton Hotels, 12.34% from Starwood Hotel and Resorts, 10.47% from Strategic Hotels and Resorts and 9.19% from DiamondRock Hospitality.

To some degree these gains were offset by losses in homebuilders, most notably Technical Olympic, which lost 60.56% after Deutsche Bank, its underwriter and financial partner in a significant land venture, forced the company to buyout its position by exploiting legal maneuvers. Orleans Homebuilders declined by 28.31%, Meritage Corp. fell by 26.0%. Hovnanian lost 23.24% and Standard Pacific declined by 15.0%. In part this was offset by modest appreciation at Champion Enterprises and Fleetwood Enterprises in the manufactured housing sector, and notably by WCI Communities which we sold with a 39.72% gain after Carl Icahn made a hostile bid for the company.

Portfolio Repositioning

We believe the merger and acquisition activity enjoyed by the Fund, including Florida East Coast Industries bid and the offer for WCI Communities by Carl Icahn, suggest that undervaluation in less obvious real estate plays will continue to appeal to savvy private buyers. However, we will endeavor to limit the Fund’s exposure to long-term undervalued situations which might at best be dead money until a transaction is announced. We will balance such value propositions with a strong focus on companies which have a very visible growth opportunity ahead of them. For now, our homebuilder exposure will remain low until the prospects of a rebound look more promising. The lodging sector, as well as selective plays in office and retail will be larger components of the portfolio as long as their prospects are supported by a steady tailwind.

Alpine U.S. Real Estate Equity Fund

We look forward to continuing this Fund’s tradition of investing in both growth and value in an opportunistic manner. We appreciate your support and interest in this endeavor.

Sincerely,

Samuel Lieber
President/Portfolio Manager

This letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified mutual funds. Alpine advocates the use of sector funds as part of an integrated investment strategy.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Standard & Poors Supercomposite Homebuilding Index: A market capitalization weighted performance index of publicly traded homebuilding companies.

Alpine Realty Income & Growth Fund

$0

$10,000

$20,000

$30,000

$40,000

$50,000

Alpine Realty Income & Growth Fund

MSCI US REIT (USD)

S&P 500 Index - Divs Reinvested

$47,345

$40,769

$13,619

Value of a $10,000 Investment

Apr 30

07

Apr 30

06

Apr 30

05

Apr 30

04

Apr 30

03

Apr 30

02

Apr 30

01

Apr 30

00

Apr 30

99

Dec 29

98

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus similar investments in the Fund’s benchmark’s. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The Morgan Stanley REIT (“RMS”) is a total return index comprising of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Morgan Stanley REIT Index, the Lipper Real Estate Funds Average and the S&P 500 Index are unmanaged and do not reflect fees associated with a mutual fund, such as investment advisor fees. The performance for the Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/07

	6 Months (1)	1 Year	3 Year	5 Year	Since Inception (12/29/1998)

Alpine Realty Income & Growth Fund	7.16%	23.12%	25.96%	21.03%	20.51%

Morgan Stanley REIT Index	6.35%	26.76%	29.49%	21.93%	18.37%

S&P 500 Index	8.60%	15.24%	12.25%	8.54%	3.78%

Lipper Real Estate Funds Average	7.82%	25.50%	28.11%	21.88%	18.24%

Lipper Real Estate Fund Rank	N/A	209/264	154/204	93/136	8/90

(1) Not annualized. The NASD does not recognize rankings for less than one year.

Alpine Realty Income & Growth Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

Homebuilder  0.4%

Net Lease  3.8%

Health Care  4.8%

Diversified  7.0%

Mortgage/Finance  7.2%

Apartments  14.7%

Lodging  16.9%

Retail  19.2%

Office/Industrial  26.0%

1.	Simon Property Group, Inc.	5.11%
2.	Vornado Realty Trust	4.72%
3.	Boston Properties, Inc.	4.54%
4.	Starwood Hotels & Resorts
	Worldwide, Inc.	4.02%
5.	iStar Financial, Inc.	3.79%
6.	Alexandria Real Estate
	Equities, Inc.	3.43%
7.	Developers Diversified Realty Corp.	3.01%
8.	General Growth Properties, Inc.	3.00%
9.	ProLogis	2.93%
10.	Entertainment Properties Trust	2.82%

*

Portfolio holdings and sector distributions are as of 4/30/07 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

Commentary

Dear Investor:

The Alpine Realty Income & Growth Fund produced a total return of 7.16% during the six-month period that ended April 30, 2007. Net asset value per share increased to $28.15 from $27.75. The Fund made two quarterly income distributions aggregating $.465 ($.23 on December 21, 2006 and $.235 on March 26, 2007) as well as a long term gain distribution of $1.0541. The Fund’s performance compares to the 6.35% return of the Morgan Stanley REIT Index (the “RMS Index”) and the 8.60% return of the S&P 500 Index (the “S&P”). Since its inception on December 29, 1998 through April 30, 2007, the Fund has produced a cumulative total return to shareholders of 373.45%, which equates to a 20.51% annualized return. The preceding table presents the Fund’s returns for the latest one-year, three-year, five-year, and since inception periods relative to the RMS Index and the S&P.

During the semi-annual period, positive returns for real estate securities were driven by improvements in operating fundamentals and continued strong demand for property investments. With supply of new building additions kept at a benign pace in the majority of markets and demand for space remaining healthy across most property types, property owners benefited from increased occupancies and the resultant ability to raise rents. Meanwhile, ample availability of low cost debt capital combined with the relatively voracious appetite of private capital continued to drive record levels of transactional activity including REIT mergers and acquisitions (“M&A”).

However, the public real estate markets in the U.S. were perhaps most defined during the latest reporting period, and so far into May and June, by significant fluctuations in valuations, by heightened trading volatility, and by an apparent investor sentiment shift. Initially, during the semi-annual period, the RMS Index rose steadily, increasing 16.59% to a record high on February 7th, an extraordinary run considering its previous 32.18% increase during the first ten months of 2006. Valuations rose as M&A activity continued and the battle for Equity Office Properties between Blackstone and Vornado Realty Trust escalated until Vornado withdrew from the bidding on February 7th. From that date, the RMS Index decreased -12.55% before bottoming on March 5th and then rising +4.31% to end the period up +6.35%. During the latter part of the period, the U.S. real estate securities market was impacted by several factors: concerns of slowing GDP growth, turmoil from the deterioration in the residential subprime mortgage market, and capital rotation from non-dedicated real estate funds out of the sector and back into the broader market as the S&P outperformed the RMS Index in February, March, April, and, most recently, in May and so far as of June 15th. Indeed, the latest semi-annual period experienced the first outperformance of the S&P vs. the RMS Index since the October 2003 – April 2004 period and only the second time since 1999! Since the April 30th end of the reporting period, the REIT market has remained volatile, with continued M&A speculation and activity (Archstone-Smith’s privatization by Tishman/Lehman as the most noteworthy) putting upward pressure on pricing. Further, concerns regarding the potential impact

Alpine Realty Income & Growth Fund

on valuations from a significant rise in Ten Year Treasury rates (up approximately 54 basis points between April 30th and June 15th) overwhelming any positive news. In fact, as of June 15th, where the RMS Index decreased -5.02% since the end of April.

In our opinion, it has been the outperformance of other equities (namely the S&P and international real estate) and the capital markets factors of rising interest rates and widening credit spreads, versus any fundamental change in operating health that have been most relevant to domestic real estate equities performance since the RMS Index peaked in February. In our last report, we expressed our concerns about trends in real estate pricing in which targeted returns were disproportionately based on future sale prices and imbedded fee structures versus near term property cash flows and about how such pro formas were increasingly vulnerable to a rise in interest rates or events that impact spreads in the debt markets. Since that report, both factors have come into play. First, significant uncertainty in the real estate capital markets was caused by the alarming default statistics and lender bankruptcies in the subprime market. This led to widening of risk premiums in the commercial mortgage-backed securities (“CMBS”) and the collateralized debt obligation (“CDO”) markets. As BBB and BBB- rated debt security tranches experienced 60-80 basis point greater spreads by the end of March, albeit from historically tight levels, and another 30-50 basis points in April. Overall debt spreads increased by 20-30 basis points. Next, long term interest rates increased as inflation expectations rose and Federal Reserve rate cut probabilities decreased. Coupled with the aforementioned increased risk premiums, rising interest rates have sparked increased uncertainty regarding the degree to which rising financing costs could impact valuations in the private and public real estate markets.

Such investor concerns certainly contributed to the decrease in real estate stock valuations since February, and to heightened volatility in real estate stock prices over the semi-annual and recent week timeframes. During the semi-annual period’s one-hundred twenty-six trading days, the RMS Index experienced forty-four days (approximately 35% of the period) in which the index increased or decreased by at least 1%, with the greatest volatility occurring in February and March as subprime mortgage issues roiled the markets. Though the RMS Index remained essentially range bound in April, volatility picked up in May and so far (as of June 15th) as long term interest rates moved meaningfully. In May, eleven of twenty-three trading days had +/-1% swings and as of June 15th another seven such days have occurred.

During the reporting period, retail mall and shopping center focused companies provided some of the strongest returns for the Fund, handily outperforming the RMS Index as a whole over the six months. Market participants reallocated investment to retail property-owning companies whose expansion in earnings multiples had lagged other sectors. For the period, leading returns for the Fund’s regional mall holdings were achieved by General Growth Properties (+24.92%), Taubman Centers (+21.21%), The Macerich Company (+20.32%), and Simon Property Group (+20.54%). Less dynamic yet still attractive returns were registered by CBL & Associates (+6.33%), Developers Diversified (+9.01%), and Kimco Realty (+9.88%). While in general, the retail-oriented companies have continued to report steady occupancies, sales growth, and positive releasing spreads, performance differences have been evident between the most productive Class A malls and more middle market Class B venues. Such differences likely reflect the impacts from slower economic growth over the period and some declines in consumer confidence since January. While Simon Property Group, an owner of highly productive centers, recently reported +3.7% net operating income (“NOI”) growth, an occupancy increase of +.20%, same store sales of $487 per square foot, and +21% increases in releasing spreads for its first quarter in 2007, CBL & Associates experienced -1.8% NOI growth, an occupancy decrease of -.30%, same store sales of $345 per square foot, and +6.8% increases in releasing spreads.

The Fund’s lodging investments also produced above average returns during the period as investors shook off reports of slowing, albeit historically strong, growth in revenue per available room (“REVPAR”) and focused instead on the sector’s relative valuation, its positive supply and demand fundamentals, and finally its increased M&A activity. Though REVPAR growth in the luxury and upper-upscale segments slowed to +6.90% and +5.20% during the first quarter of 2007 from its +11.7% and +7.4% above-trend pace during all of 2006, respectively, the major hotel companies, Starwood, Hilton, and Marriott remain positive on near term fundamentals, pointing to strong growth in future group bookings, increases in contract rates, and low levels of new competitive hotel additions. Investor optimism has also been buoyed by numerous privatizations and portfolio acquisitions at premium earnings multiples relative to the remaining public companies who in many cases have better growth prospects and stronger asset bases. Entities that have agreed to buyouts over the past six months have included Innkeepers USA Trust, Eagle Hospitality Properties Trust, Highland Hospitality, and Blackstone’s Extended Stay Hotels. Returns generated by companies held in the Fund during the reporting period were led by Felcor Lodging Trust (+25.64%), Hilton Hotels (+17.84%), Host Hotels & Resorts (+13.19%), Starwood Hotels & Resorts (+12.94%), and DiamondRock Hospitality (+10.98%). Disappointing results were delivered by Sunstone Hotels & Resorts (-.87%), whose operating performance was impacted by disruptions

Alpine Realty Income & Growth Fund

from significant renovations at a number of its recently acquired properties.

Office and industrial REITs continue to represent the largest sector concentration for the Fund as we remain confident of market strength in the important urban and port locations in which our holdings operate. While national office vacancy rates at the end of March 2007 had improved to 12.8% from 13.6% in the year ago period according to CB Richard Ellis, conditions in the key urban markets of Boston, midtown Manhattan, and San Francisco exhibited even more significant tightening and provided increased pricing power for office landlords. Vacancies decreased from 10.8% to 7.7% in downtown Boston, from 11.5% to 8.6% in San Francisco, and from 6.3% to 4.3% in midtown Manhattan, arguably the most dynamic market in the country. In fact, in midtown Manhattan, average asking rents increased +26.5% marketwide with the Park Avenue and 6th Avenue/Rockefeller Center submarkets experiencing +49.4% and +32.7% asking rent increases, respectively, according to Cushman & Wakefield. While other coastal cities may not be attaining such astronomical increases, rental inflation is quite healthy as new competitive supply additions remain muted. As a result, investor interest in the office sector continues at a torrid space exemplified by Blackstone’s ability to quickly sell a significant portion of the Equity Office Properties assets they acquired, including a $7 billion portfolio in New York City sold to The Macklowe Organization for approximately $1,100 per square foot. Meanwhile, industrial warehouse properties continue to be another favored asset class for institutional investors as nationwide warehouse availabilities remain at 9.7% with markets tied to global trade such as Los Angeles (7.4%), Seattle (9.1%), northern New Jersey (6.6%), and South Florida (7.4%) experiencing even tighter conditions, according to CB Richard Ellis.

Returns for the Fund’s office and industrial holdings were mixed during the period as gains experienced in the first part of the period were diminished as the REIT sector sold off in late February and March. While Boston Properties (+16.82%), Douglas Emmett (+10.49%), Alexandria Real Estate Equities (+7.75%), AMB Property (+5.97%), ProLogis (+3.79%), Liberty Property (+2.96%), Kilroy Realty (+2.26%) and Brandywine Realty (+1.22%) advanced, American Financial Realty Trust (-5.92%), First Potomac Realty (-14.56%) and Maguire Properties (-13.92%) significantly underperformed with Maquire declining in part due to investor concerns about fallout from Orange County-based subprime lender woes. During the period, we applied proceeds from the takeovers of our positions in Reckson Associates and Equity Office to selectively add to our holdings in Alexandria Real Estate Equities, AMB Property, American Financial Realty Trust, Douglas Emmett, Kilroy Realty, ProLogis, and SL Green and to add new positions in Mack-Cali Realty, a northern New Jersey-centric entity, and Corporate Office Properties, an owner/developer with advantageous land positions in the Baltimore/Washington, D.C. corridor.

The apartment sector delivered the weakest average stock performances within the REIT group during the semi-annual period. Subprime debt issues and continued softness in the for-sale housing markets combined with some deceleration in revenue growth, compared to the historically strong pace of recent quarters, caused investors to question valuations in the apartment group. While the 5%-7% first quarter and 2007 expected revenue growth reported by companies remains quite healthy by historical standards, pricing power in several regions has been impacted by deceleration of job growth from 2006 levels and by increased rental competition. In southern Florida, Phoenix, and metropolitan Washington, D.C. submarkets, condominium units, either as entire projects or from individual investors, are causing increases in apartment inventory while in areas such as Sacramento and Phoenix, where the cost differential between renting and owning is relatively narrow, increased rental competition from the single family home market has been reported. After returning approximately +5.70% during the first three months of the period through January, the group declined nearly -13.7% during the remainder of the period and continues to be under selling pressure. During the period, returns for the Fund’s apartment holdings ranged from -1.38% for Apartment Investment and Management Company to -13.42% for Mid-America Apartment Communities. Essex Property Trust and Post Properties decreased -1.97% and -2.41%, respectively, while Archstone-Smith (-12.14%), BRE Properties (-7.91%), Equity Residential (-13.38%), Home Properties (-9.94%), and United Dominion (-5.25%) all had more substantial declines. Investor sentiment has turned decidedly negative on the sector and short interest has increased, providing some more attractive investment opportunities. We have selectively added investment to the group on recent weakness, focusing on companies with less exposure to condominium reversion activity and greater differentials between rental and ownership costs. Subsequent to the end of the period, Archstone-Smith announced its agreement to be purchased by a venture of Tishman and Lehman Brothers for $60.75 per share, a +16.6% gain over its April 30th closing price. Meanwhile, speculation abounds that another Fund holding, Post Properties, is currently reviewing takeover offers, though the recent increase in interest rates and credit spreads will likely make completion of any highly leveraged transaction more challenging.

Another sector impacted during the quarter by the subprime fallout was the Mortgage/Finance REITs. Irrespective of whether such companies had any direct exposure to or investment in the residential mortgage markets, commercial mortgage REITs experienced selling pressure by investors fearful that credit spread widening

Alpine Realty Income & Growth Fund

and decreases in liquidity would damage the commercial debt markets. iStar Financial, the Fund’s largest finance company holding, returned +6.98% in the period, after falling -15.95% from February 7th through March 5th despite having neither residential mortgage-backed assets nor any dependency on the CDO market for its financing needs. Returns for other mortgage/finance holdings ranged from +14.79% (Deerfield Triarc), +3.81% (JER Investors), and 3.09% (Newcastle Investment) to -13.21% for CBRE Finance whose slow asset growth and expected losses on a troubled condominium conversion loan dismayed investors.

Within the health care sector, most noteworthy was the takeover battle between Ventas, Inc. and Health Care Property Investors for Sunrise Senior Living REIT (“Sunrise REIT”), the Toronto based owner of assisted living facilities in the US and Canada. Ventas ultimately prevailed in its bid for the company but not after raising its bid to Cdn $16.50 per share, highlighting the market’s aggressive repricing of assisted living facilities. While the Fund achieved an attractive +73.5% return on the shares it held in Sunrise REIT from its initial December 2004 investment, it also benefited in the period from the revaluation of Sunrise Senior Living, the U.S. based developer and operator, which returned +22.69% over the six month timeframe. Positive returns in the period were also registered by Health Care REIT (+11.20%), Omega Healthcare Investors (+4.13%), and Ventas (+10.39%).

At present the momentum that the U.S. REIT market has enjoyed since early 2000 has clearly slowed. Though a historically high level of capital continues to seek investment in real estate, the U.S. REIT market has lost some luster to the prospects offered by international property and by the broader equity market. Operating fundamentals remain relatively strong across most property types, however, and, going forward, should be the determining force for further valuation growth instead of the capitalization rate compression that has driven significant appreciation in past years. Such operating strength is obviously derivative of economic expansion, including capital spending and job formation, and, in our opinion, will require a rebound in GDP during the later half of the year to support expected growth in real estate cash flows. Even after the recent correction in share prices, much of the pricing in the sector still does not reflect, in our opinion, appropriate differentiation between higher quality management teams and their asset bases and companies with less attractive opportunities to increase shareholder value and deliver strong returns on equity. Many entities in fact still trade at earnings multiples more consistent with the early stages of a cyclical rebound than today’s reality. In this environment, we nevertheless believe we will be able to identify an attractive mix of income and growth opportunities. We look forward to reporting back to you after the end of the fiscal year.

Sincerely,

Robert W. Gadsden
Portfolio Manager

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified mutual funds.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.

Return on Equity (ROE) is a measure of a corporation’s profitability.

A Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

EBITDA is earnings before interest, taxes, depreciation, and amortization, and is a measure of operating cash flow.

Alpine International Real Estate Equity Fund

$0

$10,000

$20,000

$30,000

$40,000

$50,000

Apr 30

07

Apr 30

06

Apr 30

05

Apr 30

04

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02

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01

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99

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Alpine International Real Estate Equity Fund

MSCI EAFE Price (USD)

GPR General Property Securities Index Global

S&P Citigroup BMI World ex US

$41,550

$31,933

$25,963

$18,686

Value of a $ 10,000 Investment

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus similar investments in the Fund’s benchmark’s. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578. The Fund charges a redemption fee equal to 1.00% of the net amount of your redemption if you redeem your shares less than 60 days “after purchase.” Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The GPR General Property Securities Global Index is a market weighted total return performance index, available on a monthly basis. The purpose of this index is to cover a broad range of property investment companies with a market capitalization of more than 50 million U.S. dollars. It is constructed on a total return basis with immediate reinvestment of all dividends. The S&P/Citigroup World (ex. U.S.) Property Index is a market weighted total performance index, available on a monthly basis. The index consists of companies from developed markets that have float larger than 100 million U.S. dollars and derive more than half of its revenue from property-related activities. The MSCI EAFE Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P/Citigroup World (ex. U.S.) Property Index, the GPR General Property Securities Global Index, the MSCI EAFE Index and the Lipper Real Estate Funds Average, are unmanaged and do not reflect fees associated with a mutual fund, such as investment advisor fees. The performance for the International Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/07
	6 Months(1)	1 Year	3 Year	5 Year	10 Year	Since Inception (2/1/1989)

Alpine International Real Estate Equity Fund	23.75%	30.19%	33.58%	27.89%	16.94%	10.36%

Citigroup BMI World (ex U.S.) Property Index (3)	20.57%	37.86%	34.91%	29.08%	11.62%	N/A

GPR General Property Securities Index-Global (2)	15.99%	31.74%	29.68%	24.41%	11.69%	8.29%

MSCI EAFE Index	14.19%	20.32%	23.00%	17.10%	9.09%	6.84%

Lipper Real Estate Funds Average	7.82%	25.50%	28.11%	21.88%	15.13%	12.15%

Lipper Real Estate Fund Rank	N/A	30/264	11/204	4/136	5/48	3/3

(1)	Not annualized. The NASD does not recognize rankings for less than one year.

(2)	Does not include reinvestment of dividends.

(3)	Index commenced on 7/31/1989

Alpine International Real Estate Equity Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

Other 0.6%

Industrial 4.2%

Retail 6.7%

Lodging 18.8%

Office 10.5%

Residential 35.3%

Diversified 23.9%

1.	Orient-Express Hotels Ltd.-Class A	2.71%
2.	Norwegian Property ASA	2.69%
3.	JM AB	2.62%
4.	Kaufman & Broad SA	1.93%
5.	Mitsui Fudosan Co., Ltd.	1.88%
6.	Regus Group PLC	1.54%
7.	Banyan Tree Holdings, Ltd.	1.54%
8.	New World Development Company Ltd.	1.51%
9.	Cyrela Brazil Real S/A	1.50%
10.	Agra Empreendimentos Imobilia	1.45%

*

Portfolio holdings and sector distributions are as of 4/30/07 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

Commentary

Dear Investor:

We are pleased to present the semi-annual report for Alpine International Real Estate Equity Fund. The closing NAV on April 30, 2007 was $44.89. This represented a total return of 23.75% for the six month interim period ended 4/30/07. The comparative total return table on the adjacent page shows the Fund’s strong returns relative to its benchmark property share indices, the broad MSCI EAFE Index and the Lipper Real Estate Fund Rankings. We are pleased that the Fund maintained a relative upward trajectory despite the financial market volatility of the past six months. Solid fundamental performance continues for the underlying businesses of most property equities around the world. However, uncertainty over the direction of interest rates and high valuations for selected stocks and certain countries has left real estate securities in general more vulnerable to short-term volatility. We became cautious on the market in late April, and accordingly built cash positions which would both cushion the portfolio as well as position it for significant opportunistic capacity. We do not expect a major market break, rather we believe a healthy 10%-12% correction could be in the cards until the market’s return to a longer term perspective on the potential for rising rents and real estate prices over the course of the business cycle.

Investment Opportunities

Alpine believes that the global real estate securities market is currently undergoing a historic evolution and expansion. In many respects it is similar to the emergence of the modern REIT era in the United States, which began in the fourth quarter 1992 with the IPO’s of Kimco Realty Corp. and Taubman Centers, Inc. During the ensuing four years, the REIT market experienced significant expansion and performance. In a similar fashion the global real estate markets have witnessed considerable growth over the past 15 months. For example, twenty months ago Brazil had only three small publicly traded real estate companies. Today there are twenty-one with another half a dozen preparing to come to market. Less than four years ago there were only six J-REITs (Japan) and today there are forty-one. Over a year ago it was difficult to find investment opportunities in real estate securities in either India or Russia, only a few publicly traded companies were investing in Eastern Europe; and China had yet to enjoy the recent increase in the number of publicly traded real estate companies available either through Hong Kong or on its own domestic oriented markets. We believe this market expansion reflects both the globalization of capital flows seeking superior returns and the realization by local property entrepreneurs that the global capital markets can provide attractive long term funding for companies which generate superior returns. Property stocks enjoy more opportunities today than ever before.

Alpine employs a top down – bottom up investment methodology which focuses on economic and demographic drivers of demand in relation to underlying supply conditions for property. Fundamentally, if demand exceeds supply, prices and rents should move higher. We are mindful that more mature economies tend to be slower growers, but more stable because of greater depth and breadth of

Alpine International Real Estate Equity Fund

economic activity. However, great potential may exist in emerging markets. The so called B.R.I.C. countries (Brazil, Russia, India, China) are currently of particular interest for this portfolio since growth opportunities in cities or regions in these countries face supply constraints which could lead to an extended development cycle. We are mindful of the greater potential for volatility in emerging markets, so we seek to balance risk and opportunity for this portion of the Fund’s portfolio in terms of geographic spread and property type exposure. Even though Alpine has initiated or intensified our research effort in some of these countries over the past few years, it should be noted that this Fund has had varied exposure to emerging economies since inception in 1989.

Portfolio Focus

Over the past six months, several notable changes to the portfolio included increasing the cash position from 1.8% to 10.6% as of the end of April. As mentioned previously, this should be viewed as a short-term opportunistic adjustment. Asian exposure did not change dramatically with the exception of an increase in Indian holdings from 1.6% to approximately 4.4%, and a modest increase in Japan. The notable changes were in Europe where overall exposure dropped from 38.8% to 30.7% as of April 30th. The bulk of these reductions were in France, Germany and U.K. property sectors which combined for a greater than 6% of the reduction in European exposure. Alpine viewed the run-up to REIT conversion in the U.K. as a speculative event. Historically, most U.K. property companies have structured their portfolios for net asset value growth as opposed to income generation which would better suit REITs. Note that only eleven companies have chosen to convert so far. While we think the prospects for the London market are solid over the next couple of years, we believe it may take at least five years for the sector to reorient their portfolios bias towards cash flow growth. Germany also enjoyed a speculative run-up towards prospective REIT legislation and indeed the REIT model has been adopted there for calendar year 2007. The limited investable universe of German stocks contributed to speculative capital pushing prices to excessive levels, so we reduced our exposure to that marketplace. In contrast, the Fund continued to invest where we see strong growth, such as the aforementioned additions to India and an increase in Brazilian exposure from 5.4% to 8.9%. Given the recent pull back in European shares combined with the strong performance of Latin American stocks, we believe these proportions may continue to evolve over the course of the next few months.

The portfolio benefited over the six months under review from significant performance of some of the Fund’s largest holdings. The top four holdings, Orient Express Hotels, Norwegian Property, JM AB, and

Kaufman and Broad (France) did not change except for swapping the order of two and three. New to the list was Mitsui Fudosan – the large Tokyo based owner/developer of office buildings, shopping malls, and condominiums; Regus Group – the U.K. based global leader in providing temporary office space; Banyan Tree Holdings – the Singapore based developer of high-end boutique resorts and spas in Asia, the Middle East and Mexico; New World Development – the Hong Kong based real estate conglomerate which controls office buildings, hotels, residential developments, logistics facilities and infrastructure operations in both Hong Kong and China; Cyrela Brazil Realty – the leading developer of mid to high end residential projects in Sao Paulo and Rio de Janeiro; and Agra Empreendimentos Imobiliarios – a developer of residential, commercial and lodging facilities throughout Brazil.

Top five performers over the past six months included Banyan Tree Holdings which gained 142%, SP Setia from Malaysia added 112%, SM Development Corp. in the Philippines grew over 107% and Abyara Planejamento Imobiliario of Brazil which gained greater than 89% for the period, while Main Street Equity Corp. of Canada produced greater than 73%. With the exception of Banyan Tree, the performers are primarily residential developers. Amongst the Fund’s largest holdings, the big contributors include Orient Express which produced more than 49% total return for the Fund, Norwegian Properties added over 44%, JM grew by more than 63%, Kaufman and Broad grew by 32%, Regus added 40%, and Banyan Tree was up 112%, as discussed above. New World and Cyrela produced slightly negative returns, and Mitsui Fudosan grew significantly as a position during the quarter, added about 16% over that time.

Long-Term Prospects

Our long-term view remains very positive. We think that valuations will continue to grow over time as rents and prices increase through the business cycle. Alpine’s view is that the current business cycle has just passed through a mid-cycle correction in the US, although current property prices may already anticipate a measure of future growth. In many foreign markets we think property growth potential is even stronger where the economies may have yet to move through the mid point of their business cycles. We think the current environment where interest rates have backed up from low levels is healthy in that inflation remains relatively controlled and liquidity abundant, even though employment levels are historically robust. Both business and consumer confidence levels are generally strong but not excessive. A major concern for property shares at this stage of the cycle would occur only if inflation accelerated while economies decelerated, creating a situation approaching stagflation. We do not see any potential for that over the horizon.

Alpine International Real Estate Equity Fund

In conclusion, even though our short term perspective is cautious we remain very constructive for both the near and medium term. We believe that over the long run, real estate should continue to perform favorably in contrast with many other industries. In particular, we believe that the global emergence of real estate securities is still in its early days. Studies indicate that the international portion of property held in public domain is much lower than in private holdings. By comparison the mall REIT sector in the US, covers a majority of all such properties. This suggests that conditions may arise in which public property companies could consolidate a significant portion of the world’s real estate market. Such a potential consolidation of the international real estate market may take many years. We believe that even a partial consolidation could provide additional opportunities for investors to participate in the global property marketplace. We look forward to sharing in the potential benefits along with all of our fellow investors in the Alpine International Real Estate Equity Fund.

Sincerely,

Samuel A. Lieber
President/Portfolio Manager

The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Because the Fund concentrates its investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Cash flow measures the cash generating capability of a company by adding non-cash charges and interest expense to pretax income.

Alpine U.S. Real Estate Equity Fund

Schedule of Investments
April 30, 2007 (Unaudited)

Shares	Security Description	Value

Real Estate Investment Trusts—31.0%
Lodging—15.7%
795,791	Ashford Hospitality Trust	$9,549,492
649,900	DiamondRock Hospitality Co.	11,886,671
101,000	Strategic Hotel Cap, Inc.	2,186,650
281,000	Sunstone Hotel Investors, Inc.	8,014,120

		31,636,933

Mortgage & Finance—6.2%
289,500	American Home Mortgage Investment Corp.	7,173,810
29,641	Deerfield Triarc Capital Corp.	479,888
100,000	iStar Financial, Inc.	4,792,000

		12,445,698

Office—Industrial Buildings—2.6%
149,000	Maguire Properties, Inc.	5,368,470

Retail—6.5%
34,000	Alexander’s, Inc. (a)	13,056,000

	Total Real Estate Investment Trusts	62,507,101

Common Stocks—68.9%
Diversifed—1.5%
92,275	Verde Realty (a)(b)	3,045,075

Homebuilders—21.9%
1,223,500	Champion Enterprises, Inc. (a)	12,577,580
325,800	Fleetwood Enterprises, Inc. (a)	2,713,914
80,000	Gafisa S A—ADR (a)	2,240,000
75,800	Hovnanian Enterprises, Inc.—Class A (a)	1,818,442
124,800	KB Home	5,504,928
51,900	Lennar Corp.—Class A	2,216,649
87,233	M.D.C. Holdings, Inc.	4,471,563
47,000	Meritage Homes Corp. (a)	1,636,070
71,500	Orleans Homebuilders, Inc.	607,750
58,100	Pulte Homes, Inc.	1,562,890
64,800	Standard Pacific Corp.	1,351,080
819,275	Technical Olympic USA, Inc.	3,580,232
130,500	Toll Brothers, Inc. (a)	3,886,290

		44,167,388

Shares	Security Description	Value

Common Stocks—continued
Lodging—27.2%
425,675	Great Wolf Resorts, Inc. (a)	$5,401,816
456,200	Hilton Hotels Corp.	15,510,800
1,352,360	Interstate Hotels & Resorts, Inc. (a)	6,991,701
235,300	Orient-Express Hotels Ltd.—Class A	12,388.545
220,200	Starwood Hotels & Resorts Worldwide, Inc.	14,757,804

		55,050,666

Retirement Community—6.1%
320,000	Sunrise Senior Living, Inc. (a)	12,252,800

Thrifts & Mortgage Finance—2.9%
192,000	IndyMac Bancorp, Inc.	5,806,080

Transportation—9.3%
267,500	Florida East Coast Industries, Inc.	18,861,425

	Total Common Stocks	139,183,434

Short-Term Investments—0.0%
557	Fidelity Institutional Government Portfolio	557

	Total Short Term Investments	557

	Total Investments (Cost $189,334,579)—99.9%	201,691,092
	Other Assets in Excess of Liabilities—0.1%	258,214

	TOTAL NET ASSETS—100.0%	$201,949,306

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a) Non Income Producing

(b) Security fair valued in accordance with procedures approved by the board of Trustees.

See notes to financial statements.

Alpine Realty Income & Growth Fund

Schedule of Investments
April 30, 2007 (Unaudited)

Shares	Security Description	Value

Real Estate Investment Trusts—87.0%
Apartments—14.2%
183,700	Apartment Investment & Management Co.—Class A	$10,158,610
295,900	Archstone-Smith Trust	15,419,349
33,950	AvalonBay Communities, Inc.	4,150,727
218,000	BRE Properties, Inc.	13,088,720
95,000	Camden Property Trust	6,616,750
460,300	Equity Residential	21,371,729
76,300	Essex Property Trust, Inc.	9,832,018
162,200	Home Properties, Inc.	9,034,540
121,100	Mid-America Apartment Communities, Inc.	6,533,345
116,700	Post Properties, Inc.	5,469,729
700,000	Udr, Inc.	21,028,000

		122,703,517

Diversifed—6.2%
470,800	Crombie Real Estate Investment Trust (c)	5,874,926
15,000	Crombie Real Estate Investment Trust	187,179
34,954	Fonciere Des Regions	6,701,834
344,600	Vornado Realty Trust	40,879,898

		53,643,837

Health Care—3.0%
68,000	Health Care REIT, Inc.	3,076,320
596,900	Omega Healthcare Investors, Inc.	10,027,920
300,300	Ventas, Inc.	12,660,648

		25,764,888

Lodging—10.2%
1,093,400	DiamondRock Hospitality Co.	19,998,286
718,300	FelCor Lodging Trust, Inc.	18,338,199
171,050	Hospitality Properties Trust	7,787,907
814,238	Host Hotels & Resorts, Inc.	20,877,062
738,000	Sunstone Hotel Investors, Inc.	21,047,760

		88,049,214

Mortgage & Finance—6.6%
539,050	CBRE Realty Finance, Inc.	6,980,697
166,750	Deerfield Triarc Capital Corp.	2,699,683
684,896	iStar Financial, Inc.	32,820,216
118,900	JER Investors Trust, Inc.	2,093,829
143,100	Newcastle Investment Corp.	4,179,951
438,000	NorthStar Realty Finance Corp.	6,482,400
70,800	RAIT Investment Trust	1,993,020

		57,249,796

Net Lease—3.7%
703,100	Capital Lease Funding, Inc.	7,853,627
404,200	Entertainment Properties Trust	24,421,764

		32,275,391

Office—Industrial Buildings—24.5%
280,328	Alexandria Real Estate Equities, Inc.	29,672,719
310,400	AMB Property Corp.	18,906,464
875,700	American Financial Realty Trust	9,282,420
334,400	Boston Properties, Inc.	39,312,064
414,816	Brandywine Realty Trust	13,639,150
135,500	Corporate Office Properties Trust	6,383,405
395,800	Douglas Emmett, Inc.	10,310,590
288,200	First Potomac Realty Trust	7,438,442
207,200	Kilroy Realty Corp.	15,732,696

Shares	Security Description	Value

Real Estate Investment Trusts—continued
Office—Industrial Buildings—continued
83,900	Liberty Property Trust	$4,059,921
185,700	Mack-Cali Realty Corp.	9,093,729
343,600	Maguire Properties, Inc.	12,379,908
391,100	ProLogis	25,343,280
80,461	SL Green Realty Corp.	11,336,955

		212,891,743

Retail Centers—18.6%
354,700	CBL & Associates Properties, Inc.	16,121,115
400,443	Developers Diversified Realty Corp.	26,068,839
407,300	General Growth Properties, Inc.	26,006,105
413,500	Kimco Realty Corp.	19,876,945
203,300	The Macerich Co.	19,337,896
384,100	Simon Property Group, Inc.	44,279,048
164,500	Taubman Centers, Inc.	9,220,225

		160,910,173

	Total Real Estate Investment Trusts	753,488,559

Common Stocks—8.3%
Diversified—0.6%
151,524	Verde Realty (a) (b)	5,000,292

Health Care—1.6%
365,700	Sunrise Senior Living, Inc. (a)	14,002,653

Homebuilders—0.4%
165,400	Standard Pacific Corp.	3,448,590

Lodging—5.7%
366,500	Hilton Hotels Corp.	12,461,000
47,300	Marriott International, Inc.—Class A	2,138,433
519,700	Starwood Hotels & Resorts Worldwide, Inc.	34,830,294

		49,429,727

	Total Common Stocks	71,881,262

Preferred Stocks—1.7%
Apartments—0.1%
37,000	Apartment Investment & Management Co., Series T, 8.000%	944,610

Health Care—0.1%
38,400	Omega Healthcare Investors, Inc., Series D, 8.375%	994,176

Lodging—0.5%
173,000	FelCor Lodging Trust, Inc. Series C, 8.000%	4,357,870

Mortgage & Finance—0.4%
29,700	Anthracite Capital, Inc. Series C, 9.375%	752,598
107,900	NorthStar Realty Finance Corp., Series B, 8.25%	2,694,802

		3,447,400

Office—Industrial Buildings—0.6%
36,700	Digital Realty Trust, Inc. Series A, 8.500%	950,897
247,200	Prime Group Realty Trust, Series B, 9.000%	4,538,592

		5,489,489

	Total Preferred Stocks	15,233,545

See notes to financial statements.

Alpine Realty Income & Growth Fund

Schedule of Investments—Continued
April 30, 2007 (Unaudited)

Shares	Security Description	Value

Short-Term Investments—2.4%
10,415	Milestone Funds Treasury Obligations Portfolio	$10,415
12,755,000	Alpine Municipal Money Market Fund	12,755,000
7,683,850	Fidelity Institutional Government Portfolio	7,683,850

	Total Short-Term Investments	20,449,265

Shares	Security Description	Value

	Total Investments (Cost $579,614,265)—99.4%	$861,052,631

	Other Assets in Excess of Liabilities—0.6%	4,997,741

	TOTAL NET ASSETS—100.0%	$866,050,372

Percentages are stated as a percent of net assets.

(a)	Non Income Producing

(b)	Security fair valued in accordance with procedures approved by the Board of Trustees.

(c)

Restricted under Rule 144A of the Securites Act of 1933. These Securities may be resold in transactions from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the board of trustees.

See notes to financial statements.

Alpine International Real Estate Equity Fund

Schedule of Investments
April 30, 2007 (Unaudited)

Shares	Security Description	Value

Common Stocks—87.2%
Asia—34.2%
Hong Kong—7.9%
10,440,000	Champion REIT	$6,005,829
13,110,600	Far East Consortium International, Ltd.	5,329,785
2,785,500	Greentown China Holdings, Ltd.	5,697,484
6,841,000	The Hongkong & Shanghai Hotels, Ltd.	10,476,987
6,247,400	Hopson Development	14,775,120
9,299,000	Kowloon Development Co., Ltd.	18,830,047
26,841,000	Midland Holdings, Ltd.	16,676,117
8,201,600	New World China Land, Ltd.	5,777,104
10,112,000	New World Development Co., Ltd.	23,992,473
8,070,000	Polytec Asset Holdings, Ltd.	2,486,283
2,022,000	Shangri-La Asia, Ltd.	4,962,978
5,042,000	Sino Land Co., Ltd.	10,673,900

		125,684,107

India—4.5%
1,993,321	Hirco PLC (a)	15,744,717
1,467,000	Ishaan Real Estate PLC (a)	2,669,513
2,000,000	South Asian Real Estate Ltd. (a)(c)	11,998,080
8,046,800	Trinity Capital PLC (a)	13,529,495
6,731,648	Unitech Corporate Parks (a)	12,081,375
962,800	Yatra Capital Ltd. (a)	14,321,320

		70,344,500

Japan—12.0%
200,000	Daiwa House Industry Co., Ltd.	3,160,230
709,200	Diamond City Co., Ltd.	18,934,159
250,000	GOLDCREST Co., Ltd.	12,532,954
6,275,000	HASEKO Corp. (a)	20,954,304
296	Japan Retail Fund Investment Corp.	2,997,531
10,135	K.K. DaVinci Advisors (a)	10,348,328
795	Kenedix Realty Investment Corp.	5,974,892
1,016,000	Mitsui Fudosan Co., Ltd.	29,931,121
2,250	Nippon Commercial Investment	11,467,967
500,000	Nomura Real Estate Holdings	16,989,580
5,984	Pacific Management Corp.	12,119,747
4,802	Secured Capital Japan Co., Ltd.	11,052,015
790,000	Star Asia Finance Ltd., 144a (a)(b)(c)	8,571,500
139,700	Tachihi Enterprise Co., Ltd.	6,372,055
500,000	Tokyo Tatemono Co.	7,063,648
1,000,000	Urban Corp.	13,273,633

		191,743,664

Malaysia—0.3%
2,108,000	SP Setia Berhad	5,082,116

Philippines—0.3%
11,870,000	SM Development Corp.	1,346,314
15,515,700	SM Prime Holdings Inc.	3,747,753

		5,094,067

Singapore—5.5%
4,795,425	Ascendas Real Estate Investment Trust	8,206,750
15,881,000	Banyan Tree Holdings, Ltd.	24,460,451
11,650,000	Capitacommercial Trust	21,624,486
995,000	City Developments, Ltd.	10,544,347
21,516,600	Macquarie MEAG Prime REIT	17,420,055
237,000	Mandarin Oriental	526,140

Shares	Security Description	Value

Common Stocks—continued
Asia—continued
3,575,000	Suntec Real Estate Investment Trust	$4,800,395

		87,582,624

Thailand—3.2%
1,965,000	Amata Corporation Public Company Ltd.—NVDR	683,724
20,210,000	Amata Corporation Public Company Ltd.	7,032,092
9,342,300	Central Pattana Public Company Ltd.	7,186,385
10,000,000	CPN Retail Growth Property Fund	2,904,385
21,743,600	The Erawan Group Public Company, Ltd.	2,250,955
101,767,300	Hemaraj Land & Development Public Company Ltd.	2,750,863
4,176,000	Land and Houses Public Company Ltd.—Foreign	834,600
2,000,000	Land and Houses Public Company Ltd.—Local	399,712
25,324,000	Land and Houses Public Company Ltd.—NVDR	5,061,159
22,255,166	Minor International Public Company Ltd. (a)	7,231,729
20,179,100	Quality House Public Company Ltd.	719,542
4,040,000	Saha Pathana Inter-Holding Public Company Ltd.	2,399,022
1,355,200	Scandanavian Property (a) (c)	11,388,810

		50,842,978

Turkey—0.2%
1,400,000	The Ottoman Fund, Ltd. (a)	2,799,552

United Arab Emirates—0.3%
451,111	Kingdom Hotel Investments—GDR (a)	4,163,755

	Total Asia	515,511,271

Europe—30.8%
Central Eastern Europe—1.4%
1,845,000	Dawnay Day Carpathian PLC	4,722,444
2,152,500	Engel East Europe NV	6,269,230
3,185,000	Nanette Real Estate Group	8,384,763
16,600	Orco Property Group	2,785,205

		22,161,642

Finland—1.4%
1,865,962	Citycon OYJ	15,023,643
442,256	Sponda OYJ	7,538,009

		22,561,652

France—6.8%
98,000	Accor SA	9,291,939
16,996	Affine	3,293,484
267,852	Club Mediterranee SA (a)	17,179,607
402,228	Kaufman & Broad SA	30,738,367
151,636	Nexity	13,284,885
102,782	Pierre & Vacances	15,036,000
75,937	Societe Immobiliere de Location pour l’Industrie et le Commerce	13,223,871

See notes to financial statements.

Alpine International Real Estate Equity Fund

Schedule of Investments—Continued
April 30, 2007 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
Europe—continued
19,900	Unibail	$5,551,872

		107,600,025

Germany—2.7%
11,100,000	Dawnay Day Treveria PLC	21,585,311
162,010	DIC Asset AG	6,579,535
289,500	Eurocastle Investment, Ltd.	15,289,032

		43,453,878

Greece—0.9%
408,539	GEK Group Of Cos. SA	6,656,690
488,168	J&P—Avax SA	5,196,182
770,380	Technical Olympic SA	1,734,640

		13,587,512

Italy—0.3%
400,790	Risanamento S.p.A.	4,052,804

Norway—4.7%
2,231,200	Block Watne Gruppen ASA	17,625,494
72,281	Home Invest ASA (a)(c)	0
1,184,765	NorGani Hotels ASA	14,735,635
3,560,295	Norwegian Property ASA	42,785,534

		75,146,663

Russia—0.7%
768,100	Mirland Development Corp. (a)	10,751,680
85,190	Sistema Hals-GDR (a)	1,282,109

		12,033,789

Spain—0.6%
337,500	NH Hoteles S.A.	7,603,986
80,000	Sol Melia S.A.	1,958,542

		9,562,528

Sweden—3.6%
1,194,588	JM AB	41,631,973
356,700	Rezidor Hotel Group AB	3,167,685
545,200	Skanska AB	12,775,487

		57,575,145

United Kingdom—7.7%
100,000	Barratt Developments PLC	2,171,652
100,000	Bellway PLC	3,037,514
290,250	British Land Co.	8,549,397
337,584	Brixton PLC	3,241,976
460,000	Hammerson PLC	14,027,756
1,006,721	Helical Bar PLC	8,676,547
522,906	Millennium & Copthorne Hotels PLC	7,591,380
740,000	Persimmon PLC	19,932,411
8,265,162	Regus Group PLC (a)	24,460,966
660,000	Shaftesbury PLC	9,423,292
1,380,000	Slough Estates PLC	21,331,387
43,000	St. Modwen Properties PLC	564,500

		123,008,778

	Total Europe	490,744,416

Shares	Security Description	Value

Common Stocks—continued
North & South America—22.2%
Argentina—0.6%
437,121	IRSA Inversiones y Representaciones S.A.—GDR (a)	$9,144,571

Brazil—8.9%
568,425	Abyara Planejamento Imobilia S.A.	5,188,617
4,990,000	Agra Empreendimentos Imobilia	23,093,890
988,000	Brascan Residential Properties S.A.	7,510,570
1,016,050	Company S.A.	12,055,933
2,275,000	Cyrela Brazil Real S.A. (b)	23,857,762
20,000	Even Construtora E Incorporadora S.A. (a)	131,456
152,000	Gafisa S.A.—ADR (a)	4,256,000
132,200	Iguatemi Emp De Shopping (a)	2,086,717
1,367,500	JHSF Participacoes S.A. (a)	5,588,228
1,591,600	Klabin Segall S.A.	13,501,683
1,379,700	Rodobens Negocios Imobiliarios S/A	13,511,020
297,100	Rossi Residential S.A.	4,053,292
691,300	Sao Carlos Empreendimentos	5,479,755
3,813,900	Tecnisa S.A.	21,143,476

		141,458,399

Canada—1.5%
150,100	ClubLink Corporation	1,690,468
390,000	Crombie Real Estate Investment Trust (b)	4,866,655
1,128,900	Killam Properties, Inc.	2,786,905
1,600,000	Killam Properties, Inc. (b)	3,949,905
683,500	Lakeview Hotel Real Estate Investment Trust	2,586,449
133,000	Lakeview Hotel Real Estate Investment Trust (b)	503,289
91,700	Mainstreet Equity Corp. (a)	1,520,209
300,000	Mainstreet Equity Corp. (a) (b)	4,973,421
300,000	Parkbridge Lifestyles Communities, Inc. (a)	1,600,144

		24,477,445

Mexico—3.6%
2,629,300	Corporacion GEO, S.A. de C.V. (a)	14,407,025
264,100	Desarrolladora Homex S.A. de C.V.—ADR (a)	15,328,364
1,399,583	Empresas ICA S.A.B. de C.V. (a)	5,536,020
9,795,700	Impulsora del Desarrollo Empleo en America Latina S.A. de C.V. (a)	12,235,792
2,156,610	Urbi, Desarrollos Urbanos, S.A. de C.V. (a)	9,010,900

		56,518,101

See notes to financial statements.

Alpine International Real Estate Equity Fund

Schedule of Investments—Continued
April 30, 2007 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
North & South America—continued
United States—7.6%
13,450	Alexander’s, Inc. (a)	$5,164,800
565,000	Hilton Hotels Corp.	19,210,000
146,000	KB Home	6,440,060
345,500	Marriott International, Inc.—Class A	15,620,055
820,100	Orient-Express Hotels Ltd.—Class A (b)	43,178,265
219,900	Starwood Hotels & Resorts Worldwide, Inc.	14,737,698
256,700	Sunrise Senior Living, Inc. (a)	9,829,043
228,257	Verde Realty (a) (c)	7,532,481

		121,712,402

	Total North & South America	353,310,918

	Total Common Stocks	1,387,392,697

Warrants—0.0%
5,435,900	The Erawan Group PLC Expiration December 2007 Expiration Price 2.15 TB (Acquired 1/2001—4/2005, Cost $0) (a)	121,927

Shares	Security Description	Value

Warrants—continued
1,366,666	Minor International PLC
	Expiration March 2008
	Expiration Price 6.00 TB
	(Acquired 12/2004–1/2005, Cost $0) (a)	$202,396

	Total Warrants	324,323

Short-Term Investments—10.6%
32,150,000	Alpine Municipal Money Market Fund	32,150,000
135,979,673	Fidelity Institutional Government Portfolio	135,979,673

	Total Short-Term Investments	168,129,673

	Total Investments (Cost $1,232,937,854)—97.8%	1,555,846,693
	Other Assets in Excess of Liabilities—2.2%	35,996,003

	TOTAL NET ASSETS—100.0%	$1,591,842,696

Percentages are stated as a percent of net assets.

(a)	Non Income Producing

(b)

Restricted under Rule 144A of the securities Act of 1933. These securities may be resold in transactions from Registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c)	Security fair valued in accordance with procedures approved by the Board of Trustees.

ADR    American Depository Receipt

GDR    Global Depository Reciept

NVDR  New Vehicle Delivery Reciept

See notes to financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
April 30, 2007 (Unaudited)

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund

ASSETS:
Investments, at value (1)	$201,691,092	$861,052,631	$1,555,846,693
Dividends receivable	8,758	736,340	13,240,663
Interest receivable	147	59,849	568,654
Receivable for capital shares issued	43,677	1,482,877	27,276,574
Receivable for investment securities sold	32,015,870	11,095,529	6,680,752
Deposit at brokers for short sales	—	2,820,804	—
Prepaid expenses and other assets	16,477	30,704	66,912

Total assets	233,776,021	877,278,734	1,603,680,248

LIABILITIES:
Payable for investment securities purchased	—	6,228,689	8,807,038
Payble to custodian	—	—	42,575
Payable for capital shares redeemed	1,051,643	3,911,296	1,372,784
Accrued expenses and other liabilities:
Investment advisory fees	175,603	714,942	1,201,101
Line of credit	30,353,000	—	—
Other	246,469	373,435	414,054

Total liabilities	31,826,715	11,228,362	11,837,552

Net Assets	$201,949,306	$866,050,372	$1,591,842,696

Net assets represented by:
Capital Stock	$190,118,525	$565,932,993	$1,226,085,222
Accumulated undistributed net investment loss	(278,428)	(4,828,401)	(177,889)
Accumulated net realized gains (losses) from investments, short sales and foreign currency related transactions	(247,304)	23,507,780	42,941,325
Net unrealized appreciation (depreciation) on:
Investments	12,356,513	281,438,366	322,908,839
Foreign currency translation	—	(366)	85,199

Net Assets	$201,949,306	$866,050,372	$1,591,842,696

Net asset value
Class Y Shares
Net assets	$201,949,306	$866,050,372	$1,591,842,696
Shares of beneficial interest issued and outstanding	5,547,096	30,762,642	35,459,669
Net asset value, offering price and redemption price per share	$36.41	$28.15	$44.89

(1) Cost of Investments	$189,334,579	$579,614,265	$1,232,937,854

See notes to financial statements.

Alpine Mutual Funds

Statements of Operations
For the six months ended April 30, 2007 (Unaudited)

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund

INVESTMENT INCOME:
Interest income	$3,297	$1,005,403	$1,791,487
Dividend income*	2,183,086	13,597,046	16,358,546

Total investment income	2,186,383	14,602,449	18,150,033

EXPENSES:
Investment advisory fees	1,205,856	4,321,068	5,489,712
Administration fees	44,646	188,219	204,343
Fund accounting fees	23,539	100,511	112,503
Audit and tax fees	11,071	13,271	14,276
Custodian fees	9,534	42,829	48,197
Interest expense	426,000	—	—
Legal fees	2,120	7,580	5,722
Registration and filing fees	15,031	27,142	71,663
Printing fees	63,645	133,395	95,408
Transfer agent fees	46,052	196,632	211,658
Trustee fees	1,870	4,495	5,595
Other fees	10,332	11,058	10,168

Net expenses	1,859,696	5,046,200	6,269,245

Net investment income	326,687	9,556,249	11,880,788

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Long transactions	461,924	21,176,948	44,061,507
Short transactions	—	2,587,576	—
Foreign currency translation	—	(17,629)	(1,071,430)

Net realized gain	461,924	23,746,895	42,990,077

Change in unrealized appreciation (depreciation) on:
Investments	9,495,610	26,055,492	161,955,847
Foreign currency translation	—	(33,930)	89,295

Net change in unrealized appreciation	9,495,610	26,021,562	162,045,142

Net realized and unrealized gain on investments	9,957,534	49,768,457	205,035,219

Change in net assets resulting from operations	$10,284,221	$59,324,706	$216,916,007

* Net of foreign taxes withheld	$—	$44,399	$1,915,156

See notes to financial statements.

Alpine Mutual Funds

Statement of Cash Flows
For the six months ended April 30, 2007 (Unaudited)

U.S. Real Estate Equity Fund

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$10,284,221
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(85,567,282)
Proceeds from sale of investments	140,412,509
Decrease in dividends and interest receivable	2,980
Decrease in prepaid expenses and other assets	(47,582)
Increase in expenses and other liabilities	(71,320)
Unrealized appreciation on securities	(9,495,610)
Net realized gain from investments	(461,924)

Net cash provided by operating activities	55,055,992

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in loan payable	11,563,000
Proceeds from shares sold	42,472,403
Payment on fund shares redeemed	(88,277,302)
Cash distributions paid to shareholders	(20,814,093)

Net cash used in financing activities	(55,055,992)

Net change in cash	—

CASH:
Beginning Balance	—

Ending Balance	$—

Supplemental disclosure of cash flow information:

During the six months ended April 30, 2007, the Alpine U.S. Real Estate Equity Fund paid cash of $426,000 in interest.

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $19,418,121.

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	U.S. Real Estate Equity Fund

	Six Months Ended April 30, 2007	Year Ended October 31, 2006

	(Unaudited)
OPERATIONS:
Net investment income	$326,687	$(1,572,792)
Net realized gain (loss) on investments	461,924	44,331,208
Change in unrealized appreciation (depreciation) on investments	9,495,610	(34,237,263)

Change in net assets resulting from operations	10,284,221	8,521,153

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(605,115)	(323,489)
From net realized gain on investments	(20,208,978)	(20,329,093)

Change in net assets resulting from distributions to shareholders	(20,814,093)	(20,652,582)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	12,866,842	110,289,701
Dividends reinvested	19,418,121	19,264,323
Redemption fees	109,609	13,047
Cost of shares redeemed	(89,328,945)	(404,670,372)

Change in net assets resulting from capital share transactions	(56,934,373)	(275,103,301)

Total change in net assets	(67,464,245)	(287,234,730)

NET ASSETS:
Beginning of period	269,413,551	556,648,281

End of period*	$201,949,306	$269,413,551

* Including accumulated undistributed net investment loss of:	$(278,428)	$—

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Realty Income & Growth Fund

	Six Months Ended April 30, 2007	Year Ended October 31, 2006

	(Unaudited)
OPERATIONS:
Net investment income	$9,556,249	$19,607,798
Net realized gain (loss) on:
Long transactions	21,176,948	39,188,878
Short transactions	2,587,576	(333,113)
Foreign currency translation	(17,629)	(40,421)
Change in unrealized appreciation (depreciation) on:
Investments	26,055,492	148,885,120
Foreign currency translation	(33,930)	33,894

Change in net assets resulting from operations	59,324,706	207,342,156

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(14,384,650)	(26,050,381)
From net realized gain on investments	(32,384,501)	(8,681,262)

Change in net assets resulting from distributions to shareholders	(46,769,151)	(34,731,643)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	138,582,948	264,715,661
Dividends reinvested	43,570,629	32,136,947
Redemption fees	48,952	42,393
Cost of shares redeemed	(178,782,816)	(260,654,193)

Change in net assets resulting from capital share transactions	3,419,713	36,240,808

Total change in net assets	15,975,268	208,851,321

NET ASSETS:
Beginning of period	850,075,104	641,223,783

End of period*	$866,050,372	$850,075,104

* Including undistributed net investment loss of:	$(4,828,401)	$—

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	International
	Real Estate Equity Fund

	Six Months Ended April 30, 2007	Year Ended October 31, 2006

	(Unaudited)

OPERATIONS:
Net investment income	$11,880,788	$6,151,398
Net realized gain (loss) on:
Investments	44,061,507	19,188,979
Options contracts expired or closed	—	(36,400)
Foreign currency translation	(1,071,430)	(1,439,118)
Change in unrealized appreciation (depreciation) on:
Investments	161,955,847	105,132,438
Foreign currency translation	89,295	28,946

Change in net assets resulting from operations	216,916,007	129,026,243

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(14,129,351)	(3,914,233)
From net realized gain on investments	(17,483,887)	(3,532,066)

Change in net assets resulting from distributions to shareholders	(31,613,238)	(7,446,299)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	760,075,885	564,469,484
Dividends reinvested	28,982,113	6,748,378
Redemption fees	249,076	193,488
Cost of shares redeemed	(154,766,926)	(211,738,902)

Change in net assets resulting from capital share transactions	634,540,148	359,672,448

Total change in net assets	819,842,917	481,252,392

NET ASSETS:
Beginning of period	771,999,779	290,747,387

End of period*	$1,591,842,696	$771,999,779

* Including accumulated undistributed net investment income (loss) of:	$(177,889)	$2,070,048

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Real Estate Equity Fund

	Six Months Ended April 30, 2007		Year Ended October 31,

			2006	2005	2004		2003	2002

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$38.27		$39.45	$34.51	$29.21		$17.53	$13.54

Income from investment operations:
Net investment income (loss)	0.03		(0.20)	0.12	(0.05	)(a)	0.07 (b)	0.03
Net realized and unrealized gains on investments	1.28		0.62	7.47	6.61		11.63	3.96

Total from investment operations	1.31		0.42	7.59	6.56		11.70	3.99

Redemption fees	0.02		0.00 (c)	—	—		—	—
Less Distributions:
From net investment income	(0.08)		(0.03)	(0.09)	—		(0.02)	—
From net realized gains on investments	(3.11)		(1.57)	(2.56)	(1.26)		—	—

Total distributions	(3.19)		(1.60)	(2.65)	(1.26)		(0.02)	—

Net asset value per share, end of period	$36.41		$38.27	$39.45	$34.51		$29.21	$17.53

Total return	3.35	%(d)	0.74%	22.18%	23.12%		66.81%	29.47%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$201,949		$269,414	$556,648	$216,773		$107,753	$36,083
Ratio of expenses to average net assets	1.54	%(e)	2.01%	1.19%	1.31%		1.67%	1.72%
Ratio of net investment income (loss) to average net assets	0.27	%(e)	(0.39)%	0.16%	(0.17)%		0.32%	0.16%
Ratio of interest expense to average net assets	0.35	%(e)	0.82%	0.01%	0.03%		0.05%	0.00%
Portfolio turnover	19%		19%	34%	73%		86%	115%

(a)

Net investment income (loss) per share is calculated using undistributed net investment income (loss) per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

(b)	Net investment income (loss) is calculated using average shares outstanding during the period.

(c)	The amount is less than $0.005 per share.

(d)	Not Annualized.

(e)	Annualized.

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Realty Income & Growth Fund

	Six Months Ended April 30, 2007		Year Ended October 31,

			2006	2005	2004	2003	2002

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$27.75		$21.92	$19.97	$16.67	$13.55	$11.92

Income from investment operations:
Net investment income	0.31		0.65	1.06	0.71 (a)	0.77 (a)	0.76 (a)
Net realized and unrealized gains on investments	1.61		6.35	2.07	3.45	3.21	1.74

Total from investment operations	1.92		7.00	3.13	4.16	3.98	2.50

Redemption fees	0.00	(b)	0.00 (b)	—	—	—	—
Less Distributions:
From net investment income	(0.47)		(0.87)	(0.84)	(0.82)	(0.81)	(0.81)
From net realized gains on investments	(1.05)		(0.30)	(0.34)	(0.04)	(0.05)	(0.06)

Total distributions	(1.52)		(1.17)	(1.18)	(0.86)	(0.86)	(0.87)

Net asset value per share, end of period	$28.15		$27.75	$21.92	$19.97	$16.67	$13.55

Total return	7.16	%(c)	32.91%	15.92%	25.51%	30.45%	21.21%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$866,050		$850,075	$641,224	$394,153	$183,410	$49,650
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.15	%(d)	1.17%	1.18%	1.25%	1.38%	1.57%
After waivers and reimbursements	1.15	%(d)	1.17%	1.18%	1.25%	1.40%	1.46%
Ratio of net investment income to average net assets	2.18	%(d)	2.67%	3.47%	3.85%	4.98%	5.62%
Ratio of interest expense to average net assets	0.00	%(d)	0.02%	0.00%	0.01%	0.00%	0.00%
Portfolio turnover	16%		33%	34%	65%	45%	86%

(a)

Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Not Annualized.

(d)	Annualized.

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	International Real Estate Equity Fund

	Six Months Ended April 30, 2007		Year Ended October 31,

			2006	2005	2004	2003	2002

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$37.56		$28.89	$24.28	$20.23	$13.81	$12.34

Income from investment operations:
Net investment income	0.52		0.50	0.74	0.29 (a)	0.22 (a)	0.12 (a)
Net realized and unrealized gains on investments	8.21		8.90	5.71	4.30	6.42	1.60

Total from investment operations	8.73		9.40	6.45	4.59	6.64	1.72

Redemption fees	0.01		0.01	—	—	—	—
Less Distributions:
From net investment income	(0.63)		(0.39)	(0.73)	(0.44)	(0.22)	(0.25)
From net realized gains on investments	(0.78)		(0.35)	(1.11)	(0.10)	—	—

Total distributions	(1.41)		(0.74)	(1.84)	(0.54)	(0.22)	(0.25)

Net asset value per share, end of period	$44.89		$37.56	$28.89	$24.28	$20.23	$13.81

Total return	23.75	%(b)	33.19%	27.29%	23.25%	48.87%	14.03%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,591,843		$771,999	$290,747	$87,621	$86,428	$31,457
Ratio of expenses to average net assets	1.14	%(c)	1.17%	1.18%	1.35%	1.52%	1.81%
Ratio of net investment income to average net assets	2.16	%(c)	1.16%	1.22%	1.40%	1.36%	0.82%
Ratio of interest expense to average net assets	0.00	%(c)	0.02%	0.00%	0.00%	0.02%	0.00%
Portfolio turnover	15%		30%	10%	38%	51%	48%

(a)

Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

(b)	Not Annualized.

(c)	Annualized.

See notes to financial statements.

Alpine Mutual Funds

Notes to Financial Statements
April 30, 2007 (Unaudited)

1.	Organization:

Alpine Equity Trust (the “Equity Trust”) was organized in 1988 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. The Alpine U.S. Real Estate Equity Fund, the Alpine Realty Income & Growth Fund and the Alpine International Real Estate Equity Fund are three separate funds of the Equity Trust (individually referred to as a “Fund” and collectively, “the Funds”). The Alpine U.S. Real Estate Equity Fund and the Alpine International Real Estate Equity Fund are diversified funds. The Alpine Realty Income & Growth Fund is a non-diversified fund. Alpine Woods Capital Investors, LLC. (the “Adviser”) is a Delaware Corporation and serves as the investment manager to the Funds. The Equity Trust Board of Trustees voted to merge the U.S. Real Estate Equity Fund Class B Shares into the U.S. Real Estate Equity Fund Class Y effective May 1, 2005.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The Funds value securities for which the primary market is on a domestic or foreign exchange and over-the-counter admitted to trading on the National Association of Securities Dealers Automated Quotation Market System (“NASDAQ”) National List at the last quoted sale price at the end of each business day or, if no sale, at the mean of the closing bid and asked prices. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

B. Security Transactions and Investment Income:

Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

C. Short Sale Transactions:

The Funds are authorized to engage in short selling. Short sales are transactions in which the Funds sell a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer when effecting a short sale. The Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. When a fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. The Funds are also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. The Funds must pay the dividend to the lender of the security. Dividends on short-positions are recorded as an expense on the ex-dividend date.

All short sales must be fully collateralized. Accordingly, the Funds maintain collateral in a segregated account with their custodian, consisting of cash and/or liquid securities sufficient to collateralize their obligations on short positions.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2007 (Unaudited)

D. Line of Credit:

Each Fund has a line of credit with Custodial Trust Company (“CTC”). Loans in the aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the Investment Company Act of 1940, as amended. The average interest rate paid on outstanding borrowings was 6.33% for the six months ended April 30, 2007.

	US Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Fund

Total line of credit amount available	$77,917,548	$292,397,002	$534,506,627
Line of credit outstanding at April 30, 2007	30,353,000	—	—
Line of credit amount unused at April 30, 2007	47,564,548	292,397,002	534,506,627
Average balance outstanding during the period	13,263,442	—	—
Interest expense incurred during the period	426,000	—	—

E. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

F. Dividends and Distributions:

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any, throughout the year to their shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

G. Foreign Translation Transactions:

The U.S. Real Estate Equity Fund and the Realty Income & Growth Fund may invest up to 15% and 35%, respectively of the value of their total assets in foreign securities. The International Real Estate Equity Fund will, under normal market conditions, invest no less than 80% of its total assets in foreign securities. The books and records of the Funds are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

H. Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2007 (Unaudited)

interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

I. Forward Currency Contracts:

A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation. When the forward contract is closed, the Funds record a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

J. New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Funds would report an income tax expense in the statement of operations. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission (“SEC”) granted a six-month delay in the required implementation of FIN 48 for Mutual Funds. At this time, management is evaluating the implications of FIN 48, and the impact, if any, of this standard on the Funds’ financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.” The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Funds’ financial statements has not yet been determined.

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

U.S. Real Estate Equity Fund

	Six Months Ended April 30, 2007		Year Ended October 31, 2006

	Shares	Amount	Shares	Amount

Class Y
Shares sold	328,210	$12,866,842	2,751,773	$110,289,701
Shares issued in reinvestment of dividends	525,098	19,418,121	463,307	19,264,323
Redemption fees	—	109,609	—	13,047
Shares redeemed	(2,345,814)	(89,328,945)	(10,284,666)	(404,670,372)

Total net change	(1,492,506)	$(56,934,373)	(7,069,586)	$(275,103,301)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2007 (Unaudited)

Realty Income & Growth Fund

	Six Months Ended April 30, 2007		Year Ended October 31, 2006

	Shares	Amount	Shares	Amount

Class Y
Shares sold	4,864,770	$138,582,948	10,758,348	$264,715,661
Shares issued in reinvestment of dividends	1,604,967	43,570,629	1,340,544	32,136,947
Redemption fees	—	48,952	—	42,393
Shares redeemed	(6,342,845)	(178,782,816)	(10,711,372)	(260,654,193)

Total net change	126,892	$3,419,713	1,387,520	$36,240,808

International Real Estate Equity Fund

	Six Months Ended April 30, 2007		Year Ended October 31, 2006

	Shares	Amount	Shares	Amount

Class Y
Shares sold	17,862,201	$760,075,885	16,724,606	$564,469,484
Shares issued in reinvestment of dividends	726,915	28,982,113	224,199	6,748,378
Redemption fees	—	249,076	—	193,488
Shares redeemed	(3,685,055)	(154,766,926)	(6,458,498)	(211,738,902)

Total net change	14,904,061	$634,540,148	10,490,307	$359,672,448

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2007 are as follows:

	Non-U.S. Government		U.S. Government

	Purchases	Sales	Purchases	Sales

U.S. Real Estate Equity Fund	$49,045,619	$128,927,093	—	—
Realty Income & Growth Fund	132,089,995	145,338,202	—	—
International Real Estate Equity Fund	580,081,730	152,204,025	—	—

5.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine”) provides investment advisory services to the Funds. Pursuant to the investment adviser’s agreement with the U.S. Real Estate Equity Fund and Realty Income & Growth Fund, Alpine is entitled to an annual fee based on the Funds’ average daily net assets, in accordance with the following schedule:

First $750 million	1.00%
Next $250 million	0.90%
Over $1 billion	0.80%

Alpine is entitled to an annual fee based on 1.00% of the Fund’s average daily net assets for the International Real Estate Equity Fund.

The Adviser agreed to reimburse the Realty Income & Growth Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) did not exceed 1.50% of the Fund’s average daily net assets. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. No reimbursements or recoupments were made during the six months ended April 30, 2007 or the years ended 2006 or 2005. Therefore, at April 30, 2007 there are no recoverable expenses eligible for recoupments. The expense limitation will remain in effect unless and until the Board of Trustees of the Equity Trust approve its modification or termination.

At April 30, 2007, the Realty Income & Growth Fund and International Real Estate Equity Fund had $12,755,000 and $32,150,080, respectively, invested in the Alpine Municipal Money Market Fund.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2007 (Unaudited)

6.	Concentration of Credit Risk:

The Funds invest a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

7.	Federal Income Tax Information:

At October 31, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund

Cost of Investments	$269,507,480	$590,733,961	$620,468,655

Gross unrealized appreciation	57,713,510	275,379,061	164,947,162
Gross unrealized depreciation	(55,431,586)	(20,235,254)	(15,999,083)

Net unrealized appreciation/(depreciation)	2,281,924	255,143,807	148,948,079

Undistributed ordinary income	—	140,185	14,073,845
Undistributed long-term capital gain	20,078,729	32,244,268	17,435,135

Total distributable earnings	20,078,729	32,384,453	31,508,980

Other accumulated gains/(losses)	—	33,564	(4,096)

Total accumulated earnings/(losses)	$22,360,653	$287,561,824	$180,452,963

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, REIT tax adjustments, and mark-to-market cost basis adjustments for investments in foreign passive investment companies (PFICs) for tax purposes.

The tax character of distributions paid during the years ended October 31, 2006 and 2005 were as follows:

	2006	2005

U.S. Real Estate Equity Fund
Ordinary income	$—	$9,312,372
Long-term capital gain	20,652,582	9,716,450

	$20,652,582	$19,028,822

Realty Income & Growth Fund
Ordinary income	$24,835,137	$23,517,517
Long-term capital gain	9,896,506	6,816,639

	$34,731,643	$30,334,156

International Real Estate Fund
Ordinary income	$3,913,987	$5,949,219
Long-term capital gain	3,532,312	2,991,025

	$7,446,299	$8,940,244

Alpine Mutual Funds

Additional Information (Unaudited)
Expense Examples
April 30, 2007

As a shareholder of the U.S. Real Estate Equity Fund or the Realty Income & Growth Fund, you will incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. As a shareholder of International Real Estate Equity Fund, you will incur two types of costs: (1) redemption fees and (2) ongoing costs. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 11/1/06-4/30/07.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the International Real Estate Equity Fund will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 60 calendar days after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Alpine U.S. Real Estate Equity Fund
Class Y Shares

	Beginning Account Value 11/1/2006	Ending Account Value 4/30/2007	Expenses Paid During Period 11/1/2006–4/30/2007*

Actual (1)	$1,000.00	$1,033.50	$7.76
Hypothetical (2)	$1,000.00	$1,017.16	$7.70

(1)	Ending account values and expenses paid during period based on a 3.35% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

(3)	Excluding interest expense of 0.35%, the actual and hypothetical expenses paid during the period were $6.00 and $5.96 respectively.

*	Expenses are equal to Fund’s annualized expense ratio of 1.54%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
April 30, 2007

Alpine Realty Income & Growth Fund

	Beginning Account Value 11/1/2006	Ending Account Value 4/30/2007	Expenses Paid During Period 11/1/2006–4/30/2007*

Actual (1)	$1,000.00	$1,071.60	$5.91
Hypothetical (2)	$1,000.00	$1,019.36	$5.76

(1)	Ending account values and expenses paid during period based on a 7.16% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine International Real Estate Equity Fund

	Beginning Account Value 11/1/2006	Ending Account Value 4/30/2007	Expenses Paid During Period 11/1/2006–4/30/2007*

Actual (1)	$1,000.00	$1,237.50	$6.32
Hypothetical (2)	$1,000.00	$1,019.41	$5.71

(1)	Ending account values and expenses paid during period based on a 23.75% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued

Investment Adviser and Advisory Contracts

On December 18, 2006, at a meeting called for the purpose of voting on such approval, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contracts or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contracts for the Funds. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Funds’ counsel and the Funds’ administrator. The Board Members considered a variety of factors, including the following:

The Board Members considered the expected nature, quality and scope of the management and investment advisory services and personnel provided each Fund by the Adviser; the rate of investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its respective affiliates; the Adviser’s costs in providing services; the economies of scale realized by the Adviser; the annual operating expenses of each Fund; and the policies and practices of the Adviser with respect to portfolio transactions for each Fund.

After reviewing the diligence materials provided by USBFS, the Advisor and Fund Counsel, the Board began a discussion to assess the overall quality of services The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund’s managed by the Advisor, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Advisor involved in the day-to-day activities of each Fund. The Board also considered, with regard to each Fund, the prior relationship between the Advisor and the Fund, as well as the Board’s knowledge of the Advisor’s operations. The Trustees also considered the Advisor’s marketing activity and commitment to Fund growth. The Trustees also considered the structure and effectiveness of the Advisor’s compliance procedures the Advisor’s record of willingness to meet in person with the Trustees to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Advisor.

The Board Members also evaluated the investment performance of the Funds on an absolute basis, relative to their respective benchmark indices over the last year, three years, five years, ten years and since inception (as applicable) and in comparison to their relative peer group.

The Board Members also reviewed Lipper analytical data relating to average expenses and advisory fees for comparable funds. Based on the information provided, the Board Members determined that each Fund’s fee structure is competitive with funds having similar investment goals and strategies.

The Board Members considered the Funds’ total expense ratios and contractual investment advisory fees compared to their respective industry average by quartile, within the appropriate Lipper benchmark category and Lipper category range. The Board Members also considered the amount and nature of fees paid by shareholders.

The Trustees also considered the overall profitability of the Advisor, reviewing certain financial information and noting in particular whether the Advisor had subsidized a Fund’s operations in its early years and whether it had recouped the amount of these subsidies. The Trustees considered both the direct and indirect benefits to the Advisor from advising the Funds. The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the Agreements and any expense subsidization undertaken by the Advisor, as well as each Fund’s brokerage, and commissions. The Board Members considered the fact that the Adviser has contractually agreed to waive a portion of its fees for the Realty Income & Growth Fund, the Dynamic Balance Fund, the Dynamic Dividend Fund, the Dynamic Financial Services Fund, the Dynamic Innovators Fund, the Municipal Money Market Fund and the Tax Optimized Income Fund for a period of one year, to be reviewed again at the next Advisory Contract renewal. It was noted that each Fund’s management fee and expense ratio are within the average range compared to its peer funds.

The Board Members considered the extent to which economies of scale would be realized with respect to operational costs as the Funds grow in their number of shareholders and assets under management, the existence of breakpoints previously established by the Adviser, and whether fee levels to be charged by the Adviser reflect these economies of scale for the benefit of Fund investors and are fair under the circumstances, which the Board Members, including all of the non-interested Trustees, believed to be the case.

Based on the Board Members’ review and consultation with the Funds’ independent counsel, of the material aspects of the Advisory Contracts, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Advisory Contracts, the Board Members, including all of the non-interested Trustees voting separately, concluded that the continuation of the Advisory Contracts would be in the best interest of the Funds’ shareholders, and determined that the compensation to the Adviser provided for in the Advisory Contracts is fair and equitable.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2007

Information about Trustees and Officers

The business and affairs of the Funds are managed under the direction of Funds’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-785-5578.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex*	Other Directorships Held by Trustee

Laurence B. Ashkin (78), 2500 Westchester Ave. Purchase, NY 10577	Independent Trustee	Indefinite, Since the Trust’s inception	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	10	Trustee of Alpine Equity and Alpine Series Trusts(formerly Evergreen Global Equity Trust).

H. Guy Leibler (52), 2500 Westchester Ave. Purchase, NY 10577	Independent Trustee	Indefinite, since the Trust’s inceptions.	Chief Operating Officer L&L Acquisitions, LLC since 2004; President, Skidmore, Owings & Merrill LLP, 2001–2003, Director of Brand Space Inc., a brand marketing/advertising company(1997–1999).	10	Director, White Plains Hospital Center; Founding Director, Stellaris Health Network, Trustee of Alpine Equity and Alpine Series Trusts

Jeffrey E. Wacksman (46), 2500 Westchester Ave. Purchase, NY 10577	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP, since 1994.	10	Director, Dynasty Holdings Inc.; Director, MH Properties Inc.; Director, Bondi Icebergs Inc.; Trustee, Larchmont Manor Park Society; Trustee of Alpine Equity and Alpine Series Trusts

*	The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, Alpine Income Trust, and the Alpine Global Dynamic Dividend Fund.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2007

Interested Trustees & Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (50), 2500 Westchester Ave. Purchase, NY 10577	Interested Trustee, Portfolio Manager, and President	Indefinite, since inceptions.	CEO of Alpine Woods Capital Investors, LLC since November 1997. Formerly Senior Portfolio Manager with Evergreen Asset Management Corp. (1985–1997)	10	Trustee of Alpine Equity and Alpine Series Trusts

Stephen A. Lieber (81), 2500 Westchester Ave. Purchase, NY 10577	Vice President	Indefinite, since inception	Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC Since 1999. Formerly President, Evergreen Asset Management Corp. (1971–1999). Formerly, Chairman and Chief Executive Officer, Lieber & Company (1969–1999)	10	None

Robert W. Gadsden (49), 2500 Westchester Ave. Purchase, NY 10577	Vice President and Portfolio Manager	Indefinite, since 1999	Portfolio Manager and Senior Real Estate Analyst of Alpine Woods Capital Investors, LLC since 1999. Formerly Vice President, Prudential Realty Group (1990–1999).	10	None

Sheldon R. Flamm (58), 2500 Westchester Ave. Purchase, NY 10577	Treasurer and Chief Compliance Officer	Indefinite, since 2002	Chief Financial Officer, Saxon Woods Advisors, LLC, 1999– Present; Chief Financial Officer, Lieber & Co. a wholly-owned subsidiary of First Union National Bank), 1997–1999, Chief Financial Officer of Evergreen Asset Management Corp. March 1987 to September 1999.	10	None

Oliver Sun (41), 2500 Westchester Ave. Purchase, NY 10577	Secretary	Indefinite, since 2002	Controller of Alpine Woods Capital Investors, LLC, 1998 to present.	10	None

*	Denotes Trustees who is an “interested persons” of the Trust or Fund under the 1940 Act.

**	The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, Alpine Income Trust, and the Alpine Global Dynamic Dividend Fund.

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2006 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

U.S. Real Estate Equity Fund	0.00%
Realty Income & Growth Fund	7.15%
International Real Estate Equity Fund	13.09%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2006 as dividends qualifying for the dividends received deduction available to corporate shareholders.

U.S. Real Estate Equity Fund	0.00%
Realty Income & Growth Fund	1.90%
International Real Estate Equity Fund	3.50%

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2007

Additional Information Applicable to Foreign Shareholders Only (Unaudited):

The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).

US REIT	0.00%
Realty Income & Growth	2.54%
International REIT	9.48%

The Funds hereby designate the following percentages of their ordinary income distributions short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C).

US REIT	0.00%
Realty Income & Growth	0.00%
International REIT	0.00%

For the year ended October 31, 2006, the International Real Estate Equity Fund earned foreign source income and paid foreign taxes, which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source Income Earned (per share)	Foreign Taxes Paid (per share)

Australia	0.0057	0.0010
Brazil	0.0021	0.0000
Britain	0.0758	0.0000
Canada	0.0244	0.0037
Finland	0.0287	0.0043
France	0.0570	0.0084
Germany	0.0064	0.0000
Greece	0.0010	0.0000
Hong Kong	0.0836	0.0000
Indonesia	0.0004	0.0001
Italy	0.0043	0.0006
Japan	0.0158	0.0011
Malaysia	0.0069	0.0014
Philippines	0.0010	0.0003
Spain	0.0196	0.0029
Singapore	0.0689	0.0036
Sweden	0.0265	0.0015
Thailand	0.0487	0.0041

Availability of Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with the Fund’s fiscal quarter ended July 31, 2004, the Funds filed their complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, the Funds will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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TRUSTEES

Samuel A. Lieber

Laurence B. Ashkin

H. Guy Leibler

Jeffrey E. Wacksman

CUSTODIAN

U.S. Bank, N.A.

1555 N. Rivercenter Dr.

Suite 302

Milwaukee, WI 53212

SUB-CUSTODIAN

The Bank of New York

One Wall Street

New York, NY 10286

INDEPENDENT

REGISTERED

PUBLIC

ACCOUNTING

FIRM

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, WI 53202

FUND COUNSEL

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

INVESTMENT

ADVISER

Alpine Woods Capital

Investors, LLC

2500 Westchester Avenue

Suite 215

Purchase, NY 10577

TRANSFER AGENT &

ADMINISTRATOR

US Bancorp Fund

   Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

S H A R E H O L D E R  |  I N V E S T O R  I N F O R M A T I O N

1(888)785.5578

  www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not Applicable

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

Not Applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(a)	(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 (Registrant) Alpine Equity Trust

By (Signature and Title)	/s/ Samuel A. Lieber

Samuel A. Lieber, President

Date	7/9/07

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Samuel A. Lieber

Samuel A. Lieber, President

Date	7/9/07

By (Signature and Title)*	/s/ Sheldon Flamm

Sheldon Flamm, Treasurer

Date	7/9/07

* Print the name and title of each signing officer under his or her signature.